SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 8, 2004

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in its charter)

United States	333-113957-02 and 333-116609-02	25-0659306

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of Registrant as specified in its charter)

New York	333-113957-01 and 333-116609-01	51-0015912

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957-03 and 333-116609-03	51-6522553

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957 and 333-116609	51-6522553

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          20. Monthly Noteholders Statement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant
By:	/s/ MICHAEL A. BRYSON
	Name: Title:	Michael A. Bryson Executive Vice President & Chief Financial Officer
MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant
By: Mellon Bank, N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name: Title:	Michael A. Bryson Executive Vice President & Chief Financial Officer
MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name: Title:	Michael A. Bryson Executive Vice President & Chief Financial Officer
MELLON BANK PFL MASTER NOTE TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name: Title:	Michael A. Bryson Executive Vice President & Chief Financial Officer

Dated: October 8, 2004

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing
20	Monthly Noteholders Statement	Filed herewith